UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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☒ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

MORGAN STANLEY ASIA-PACIFIC FUND, INC. THE MALAYSIA FUND, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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MORGAN STANLEY ASIA-PACIFIC FUND, INC.

THE MALAYSIA FUND, INC.

c/o Morgan Stanley Investment Management Inc.

522 Fifth Avenue

New York, New York 10036

NOTICE OF ANNUAL MEETINGS OF STOCKHOLDERS

To Our Stockholders:

Notice is hereby given that the Annual Meeting of Stockholders (the “Meeting”) of each of the funds listed above (each a “Fund” and collectively, the “Funds”) will be held jointly on Wednesday, June 16, 2010, at the offices of Morgan Stanley Investment Management Inc., 522 Fifth Avenue, Conference Room R, 3rd Floor, New York, New York 10036 at 9:30 a.m., New York City time.

The Meetings are being held for the following purposes:

1.  To elect Directors of the Funds  to serve until the year 2013 annual meeting of stockholders or until (i) his or her successor has been elected and qualified, (ii) his or her death, (iii) his or her resignation or (iv) his or her removal as provided by statute or the applicable charter.

2.  To consider and act upon a stockholder Proposal for APF.

3.  To consider and act upon a stockholder Proposal for MAY.

4.  To consider and act upon any other business as may properly come before the Meetings or any adjournment thereof.

Only stockholders of record of a particular Fund at the close of business on April 14, 2010, the record date for the Meetings, are entitled to notice of, and to vote at, the Meeting of that Fund or any adjournments thereof.

MARY E. MULLIN

Secretary

Dated: May [•], 2010

You can help avoid the necessity and expense of sending follow-up letters to ensure a quorum by promptly returning the enclosed Proxy Card(s).  If you are unable to be present in person, please fill in, sign and return the enclosed Proxy Card(s) in order that the necessary quorum may be represented at the Meetings.  The enclosed envelope requires no postage if mailed in the United States. Certain stockholders will be able to vote telephonically by touchtone telephone or electronically on the Internet by following instructions contained on their Proxy Card(s) or on the enclosed Voting Information Card.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETINGS OF STOCKHOLDERS TO BE HELD ON JUNE 16, 2010:

The Joint Proxy Statement for the Annual Meetings of Stockholders is available on the Internet at the website address located on the enclosed Proxy Card(s).

MORGAN STANLEY ASIA-PACIFIC FUND, INC.

THE MALAYSIA FUND, INC.

c/o Morgan Stanley Investment Management Inc.

522 Fifth Avenue

New York, New York 10036

JOINT PROXY STATEMENT

This Joint Proxy Statement is furnished by the Board of Directors (each a “Board” and collectively, the “Boards”) of each of the funds listed above (each a “Fund” and collectively, the “Funds”) in connection with the solicitation of Proxies by the Board of Directors for use at the Annual Meeting of Stockholders of each Fund (each a “Meeting” and collectively, the “Meetings”) to be jointly held on Wednesday, June 16, 2010, at the principal executive office of the investment adviser for each Fund, Morgan Stanley Investment Management Inc. (hereinafter, the “Adviser”), 522 Fifth Avenue, Conference Room R, 3rd Floor, New York, New York 10036 at 9:30 a.m., New York City time. It is expected that the Notice of Annual Meetings, Joint Proxy Statement and Proxy Card(s) will first be mailed to stockholders of the Funds (“Stockholders”) on or about May [•], 2010. The purpose of the Meetings, the matters to be acted upon and the commencement time of each Meeting are set forth in the accompanying Notice of Annual Meetings of Stockholders.

If the enclosed form of Proxy for a Fund is properly executed and returned in time, or is submitted by telephone or Internet, to be voted at the Meetings, the proxies named therein will vote the shares of common stock with respect to the Funds (collectively, the “Shares”) represented by it in accordance with the instructions marked thereon.  Unmarked proxies submitted by Stockholders will be voted FOR each of the nominees for election as Director of that Fund and AGAINST the Stockholder Proposals set forth in Proposal 2 and Proposal 3 as set forth in the attached Notice of Annual Meeting of Stockholders.  A Proxy may be revoked at any time prior to its exercise by any of the following: written notice of revocation to the Secretary of the Funds, execution and delivery of a later dated Proxy to the Secretary of the Funds (whether by mail or, as discussed below, by touchtone telephone or the Internet) (if returned and received in time to be voted), or attendance and voting at the Meetings.  Attendance at the Meetings will not in and of itself revoke a Proxy.  In order to revoke a Proxy in person, Stockholders must submit a subsequent Proxy.  Stockholders whose Shares are held in street name by a broker of record and who wish to vote in person at the Meetings must obtain a legal proxy from their broker and present it at the Meetings to the inspector of elections.

The Board has fixed the close of business on April 14, 2010 as the record date for the determination of Stockholders entitled to notice of, and to vote at, the Meetings and at any adjournments thereof. On that date, 32,383,711 Shares and 9,416,802 Shares of APF and MAY, respectively, were outstanding and entitled to vote.

The cost of soliciting proxies for the Meeting, consisting principally of printing and mailing expenses, will be borne by each respective Fund. The solicitation of proxies will be by mail, which may be supplemented by solicitation by mail, telephone or otherwise through Directors and officers of the Funds or officers and regular employees of the Adviser, Morgan Stanley Investment Advisors Inc. (“Morgan Stanley Investment Advisors”), Morgan Stanley & Co. Incorporated (“Morgan Stanley & Co.”) and/or Morgan Stanley Smith Barney LLC, without special compensation therefor. In addition, each Fund may employ Computershare Fund Services, Inc. (“Computershare”) to make telephone calls to Stockholders to remind them to vote. Each Fund may also employ Computershare as proxy solicitor if it appears that the required number of votes to achieve a quorum will not be received. The transfer agent services for each Fund are currently provided by Computershare Trust Company, N.A. (the “Transfer Agent”).

Stockholders may be able to vote their Shares by touchtone telephone or by Internet by following the instructions on the Proxy Card accompanying this Joint Proxy Statement. The Internet procedures are designed to authenticate a Stockholder’s identity to allow Stockholders to vote their Shares and confirm that their instructions have been properly recorded. To vote by Internet or by touchtone telephone, Stockholders can access the website or call the toll-free number listed on the Proxy Card. To vote by touchtone telephone or by Internet, Stockholders will need the number that appears on the Proxy Card or Voting Information Card in the shaded box.

In certain instances, Computershare may call Stockholders to ask if they would be willing to have their votes recorded by telephone. The telephone voting procedure is designed to authenticate Stockholders’ identities, to allow Stockholders to authorize the voting of their Shares in accordance with their instructions and to confirm that their instructions have been recorded properly. No recommendation will be made as to how a Stockholder should vote on any Proposal other than to refer to the recommendations of the Board. Each Fund has been advised by counsel that these procedures are consistent with the requirements of applicable law. Stockholders voting by telephone in this manner will be asked for identifying information and will be given an opportunity to authorize proxies to vote their Shares in accordance with their instructions. To ensure that the Stockholders’ instructions have been recorded correctly, they will receive a confirmation of their instructions in the mail. A special toll-free number set forth in the confirmation will be available in case the information contained in the confirmation is incorrect. Although a Stockholder’s vote may be taken by telephone, each Stockholder will receive a copy of this Joint Proxy Statement and may vote by mail using the enclosed Proxy Card or by Internet or touchtone telephone as set forth above. The last proxy vote received in time to be voted, whether by Internet, mailed Proxy Card or touchtone telephone, will be the vote that is counted and will revoke all previous votes by the Stockholder. In the event that Computershare is retained as proxy solicitor, Computershare will be paid a project management fee as well as telephone solicitation expenses incurred for reminder calls, outbound telephone voting, confirmation of telephone votes, inbound telephone contact, obtaining Stockholders’ telephone numbers and providing additional materials upon Stockholder request, at an estimated cost of $[•] per Fund, which would be borne by each respective Fund.

Each Fund will furnish, without charge, a copy of its annual report for its fiscal year ended December 31, 2009 to any Stockholder of such Fund requesting such report. Requests for annual and/or semi-annual reports should be made in writing to the respective Fund, c/o State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111-2101, by calling [•] or by visiting the Adviser’s Internet website at www.morganstanley.com/im.

Morgan Stanley Investment Management Inc. serves as each Fund’s administrator. State Street Bank and Trust Company also provides administrative services to the Funds. The business address of State Street Bank and Trust Company is One Lincoln Street, Boston, Massachusetts 02111-2101.

This Joint Proxy Statement is being used in order to reduce the preparation, printing, handling and postage expenses that would result from the use of a separate proxy statement for each Fund. Shares of a Fund are entitled to one vote each at the respective Fund’s Meeting and each fraction of a share will be entitled to the fraction of a vote equal to the proportion of a full share represented by the fractional share. To the extent information relating to common ownership is available to the Funds, a Stockholder that owns record Shares in two or more of the Funds will receive a package containing a Joint Proxy Statement and Proxy Cards for the Funds in which such Stockholder is a record owner. If the information relating to common ownership is not available to the Funds, a Stockholder that beneficially owns Shares in both Funds may receive two packages each containing a Joint Proxy Statement and a Proxy Card for each Fund in which such Stockholder is a beneficial owner. If the proposed election of Directors is approved by Stockholders of one Fund and disapproved by Stockholders of the other Fund, the Proposal will be implemented for the Fund that approved the Proposal and will not be implemented for the Fund that did not approve the Proposal. Thus, it is essential that Stockholders complete, date, sign and return each enclosed Proxy Card or vote by telephone as indicated in each Fund’s Proxy Card.

Only one Proxy Statement will be delivered to multiple Stockholders sharing an address, unless a Fund has received contrary instructions. Each Fund will furnish, upon written or oral request, a separate copy of the Joint Proxy Statement to a Stockholder at a shared address to which a single Joint Proxy Statement was delivered. Requests for a separate Joint Proxy Statement, and notifications to a Fund that a Stockholder wishes to receive separate copies in the future, should be made in writing to the respective Fund, c/o State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111-2101, by calling [•].  Multiple Stockholders who are sharing an address and currently receiving multiple copies of periodic reports and proxy statements may request to receive only one copy of such reports and proxy statements by calling (888) 421-4015 (toll-free).

The Board of Directors of each Fund unanimously recommends that you vote “FOR” the election of the nominees as Directors as set forth in Proposal No. 1 of the Notice of Annual Meetings and “AGAINST” the Stockholder Proposals as set forth in Proposal No. 2 and Proposal No. 3 of the Notice of Annual Meetings.  Your vote is important.  Please return your Proxy Card promptly no matter how many Shares you own.

ELECTION OF DIRECTORS

(Proposal No. 1)

At the Meetings, Stockholders will be asked to consider the election of Directors to hold office for a term stated below and until their successors are duly elected and qualified. It is the intention of the persons named in the accompanying Proxy Cards to vote, on behalf of the Stockholders, for the election of Frank L. Bowman, James F. Higgins and Manuel H. Johnson as Class III Directors for a term expiring in 2013 for each Fund.

Pursuant to each Fund’s By-Laws, the terms of office of the Directors are staggered. The Board of Directors of each Fund is divided into three classes, designated Class I, Class II and Class III, with each class having a term of three years. Each year the term of one class expires. With respect to the Funds, Class I currently consists of Kathleen A. Dennis, Joseph J. Kearns, Michael E. Nugent and Fergus Reid. Class II currently consists of Michael Bozic, Michael F. Klein and W. Allen Reed. Class III currently consists of Frank L. Bowman, James F. Higgins and Manuel H. Johnson. Only the Directors in Class III are being considered for election at this Meeting with respect to the Funds.

Pursuant to each Fund’s By-Laws, each Director holds office until (i) the expiration of his or her term and until his or her successor has been elected and qualified, (ii) his or her death, (iii) his or her resignation or (iv) his or her removal as provided by statute or the Articles of Incorporation. Each officer of the Funds will hold such office until his or her death or resignation or a successor has been duly elected and qualified.

Board Structure and Oversight Function

Each Board’s leadership structure features an Independent Director serving as Chairperson and the Board Committees described below.  The Chairperson participates in the preparation of the agenda for meetings of Board of Directors of each Fund and the preparation of information to be presented to the Board with respect to matters to be acted upon by the Board of Directors of each Fund.  The Chairperson also presides at all meetings of the Board of Directors of each Fund and is involved in discussions regarding matters pertaining to the oversight of the management of the Funds between meetings.

The Board of Directors of each Fund operates using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Directors, the Funds and Fund Stockholders, and to facilitate compliance with legal and regulatory requirements and oversight of the Fund’s activities and associated risks.  The Board of Directors of each Fund has established four standing committees: (1) Audit Committee, (2) Governance Committee, (3) Compliance and Insurance Committee and (4) Investment Committee.  The Audit Committee and the Governance Committee are comprised exclusively of Independent Directors.  Each committee charter governs the scope of the committee’s responsibilities with respect to the oversight of the Funds.  The responsibilities of each committee, including their oversight responsibilities, are described further under the caption “Board Meetings and Committees.”

In addition, appropriate personnel, including but not limited to the Funds’ Chief Compliance Officer, members of the Fund’s administration and accounting teams, representatives from the Funds’ independent registered public accounting firm, the Funds’ Treasurer and portfolio management personnel, make regular reports regarding the Funds’ activities and related risks to the Board of Directors of each Fund and the committees, as appropriate.  These reports include, among others, quarterly performance reports, quarterly derivatives activity, and risk reports and discussions with members of the risk teams relating to each asset class.

As needed between meetings of the Board of Directors of each Fund, the Board or a specific committee receives and reviews reports relating to the Funds and engages in discussions with appropriate parties relating to the Funds’ operations and related risks.

Board Meetings and Committees

The Board of Directors of each Fund has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Each Audit Committee is charged with recommending to the full Board the engagement or discharge of each Fund’s independent registered public accounting firm; directing investigations into matters within the scope of the independent registered public accounting firm’s duties, including the power to retain outside specialists; reviewing with the independent registered public accounting firm the audit plan and results of the auditing engagement; approving professional services provided by the independent registered public accounting firm and other accounting firms prior to the performance of the services; reviewing the independence of the independent registered public accounting firm; considering the range of audit and non-audit fees; reviewing the adequacy of each Fund’s system of internal controls; reviewing the valuation process; and preparing and submitting committee meeting minutes to the full Board. Each Fund has adopted a formal, written Audit Committee Charter, which is attached hereto as Exhibit A.

The members of the Audit Committee of each Fund are currently Joseph J. Kearns, Michael E. Nugent and W. Allen Reed. None of the members of the Funds’ Audit Committees is an “interested person,” as defined under the Investment Company Act of 1940, as amended (the “1940 Act”), of any of the Funds (with such disinterested Directors being “Independent Directors” or individually, an “Independent Director”). Each Independent Director is also “independent” from each Fund as defined under the listing standards of the New York Stock Exchange, Inc. (“NYSE”). The Chairperson of the Audit Committee of each Fund is Joseph J. Kearns.

The Board of Directors of each Fund also has a Governance Committee. The Governance Committee identifies individuals qualified to serve as Independent Directors on each Fund’s Board and on committees of such Board and recommends such qualified individuals for nomination by the Fund’s Independent Directors as candidates for election as Independent Directors, advises each Fund’s Board with respect to Board composition, procedures and committees, develops and recommends to each Fund’s Board a set of corporate governance principles applicable to the Funds, monitors and makes recommendations on corporate governance matters and policies and procedures of each Fund’s Board of Directors and any Board committees and oversees periodic evaluations of each Fund’s Board and its committees. Each Fund has adopted a formal, written Governance Committee Charter, which was attached to the proxy statement for the Funds distributed in 2008. A further description of, among other things, the goals and responsibilities of the Governance Committee with respect to Board candidates and nominees and Board composition, procedures and committees can be found in the Governance Committee Charter for each Fund. The members of the Governance Committee of each Fund are Kathleen A. Dennis, Michael F. Klein and Fergus Reid, each of whom is an Independent Director. The Chairperson of each Fund’s Governance Committee is Fergus Reid.

None of the Funds has a separate nominating committee. While each Fund’s Governance Committee recommends qualified candidates for nominations as Independent Directors, the Board of Directors of each Fund believes that the task of nominating prospective Independent Directors is important enough to require the participation of all current Independent Directors, rather than a separate committee consisting of only certain Independent Directors. Accordingly, each current Independent Director (Frank L. Bowman, Michael Bozic, Kathleen A. Dennis, Manuel H. Johnson, Joseph J. Kearns, Michael F. Klein, Michael E. Nugent, W. Allen Reed and Fergus Reid) participates in the election and nomination of candidates for election as Independent Directors for the respective Funds for which the Independent Director serves. Persons recommended by each Fund’s Governance Committee as candidates for nomination as Independent Directors shall possess such experience, qualifications, attributes, skills and diversity so as to enhance the Board’s ability to manage and direct the affairs and business of the Fund, including, when applicable, to enhance the ability of committees of the Board to fulfill their duties and/or to satisfy any independence requirements imposed by law, regulation or any listing requirements of the NYSE. In addition, the Board of Directors considers diversity when nominating a prospective Independent Director.  While the Independent Directors of each of the Funds expect to be able to continue to identify from their own resources an ample number of qualified candidates for each Fund’s Board as they deem appropriate, they will consider nominations from Stockholders to the Board. Nominations from Stockholders should be in writing and sent to the Independent Directors as described below under “Stockholder Communications.”

The Board of each Fund formed a Compliance and Insurance Committee to address insurance coverage and oversee the compliance function for the Fund and the Board. The Compliance and Insurance Committee of each Fund currently consists of Frank L. Bowman, Michael Bozic, James F. Higgins and Manuel H. Johnson. Frank L. Bowman, Michael Bozic and Manuel H. Johnson are Independent Directors. Michael Bozic is the Chairperson of the Compliance and Insurance Committee of each Fund. The Compliance and Insurance Committee has a Sub-Committee to review and monitor the insurance coverage maintained by the Funds. The Chairperson of the Insurance Sub-Committee is Frank L. Bowman.

Each Fund has an Investment Committee that oversees the portfolio investment process for and reviews the performance of the Fund. The Investment Committee also recommends to the Board to approve or renew the Fund’s Investment Advisory and Administration Agreements. The members of the Investment Committee are Frank L. Bowman, Michael Bozic, Kathleen A. Dennis, James F. Higgins, Manuel H. Johnson, Joseph J. Kearns, Michael F. Klein, Michael E. Nugent, W. Allen Reed and Fergus Reid. The Chairperson of the Investment Committee of each Fund is Manuel H. Johnson.

The Investment Committee of each Fund has three Sub-Committees, each with its own Chairperson. Each Sub-Committee focuses on the Funds’ primary areas of investment, namely equities, fixed income and alternatives. The Sub-Committees and their members are as follows:

(1)  Equity — W. Allen Reed (Chairperson), Frank L. Bowman and Michael E. Nugent.

(2)  Fixed Income — Michael F. Klein (Chairperson), Michael Bozic and Fergus Reid.

(3)  Money Market and Alternatives — Kathleen A. Dennis (Chairperson), James F. Higgins and Joseph J. Kearns.

During each Fund’s fiscal year ended December 31, 2009, the Board of Directors held the following meetings:

Number of meetings
Board of Directors	9
Committee/Sub-Committee:
Audit Committee	4
Governance Committee	4
Compliance and Insurance Committee	4
Insurance Sub-Committee	1
Investment Committee	5
Equity Sub-Committee	6
Fixed Income Sub-Committee	5
Money Market and Alternatives Sub-Committee	5

[For the 2009 fiscal year, each current Director attended at least seventy-five percent of the aggregate number of meetings of the Board and of any committee on which he or she served, held during the time such Director was a member of the Board. For annual Stockholder meetings, Directors may, but are not required to, attend the meetings; and for each Fund’s last annual Stockholder meeting, none of the Directors attended the meeting.]

Stockholder Communications

Stockholders may send communications to each Fund’s Board of Directors. Stockholders should send communications intended for each Fund’s Board by addressing the communication directly to that Board (or individual Board members) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Board members) and by sending the communication to either the Fund’s office or directly to such Board member(s) at the address specified for each Director below. Other Stockholder communications received by the Funds not directly addressed and sent to the Boards will be reviewed and generally responded to by management, and will be forwarded to the Boards only at management’s discretion based on the matters contained therein.

Each of the nominees for Director has consented to be named in this Joint Proxy Statement and to serve as a Director of the Funds if elected. The Board of Directors of each Fund has no reason to believe that any of the nominees named above will become unavailable for election as a Director, but if that should occur before the Meeting for that Fund, the persons named as proxies on the Proxy Cards will vote for such persons as the Board of Directors of the Fund may recommend.

Information Regarding Directors and Nominee Directors

Each Fund seeks as Directors individuals of distinction and experience in business and finance, government service or academia.  In determining that a particular Director was and continues to be qualified to serve as Director, the Board of each Fund has considered a variety of criteria, none of which, in isolation, was controlling.  Based on a review of the experience, qualifications, attributes or skills of each Director, including those enumerated in the table below, the Board has determined that each of the Directors is qualified to serve as a Director of a Fund.  In addition, the Board of each Fund believes that, collectively, the Directors have balanced and diverse experience, qualifications, attributes and skills that allow the Board to operate effectively in governing a Fund and protecting the interests of Stockholders.  Information about a Fund’s Governance Committee and Board of Director nomination process is provided above under the caption “Board Meetings and Committees.”

Certain information regarding the Directors of the Funds and nominees for election as Directors is set forth below:

Name, Address and Age	Position Held with Funds	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director or Nominee for Director	Other Directorships Held by Director or Nominee for Director**

Independent Director

Frank L. Bowman† (65) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Class III Director of each of the Funds	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (since February 2007); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) through November 2008; retired as Admiral, U.S. Navy in January 2005 after serving over 8 years as Director of the Naval Nuclear Propulsion Program and Deputy Administrator — Naval Reactors in the National Nuclear Security Administration at the U.S. Department of Energy (1996-2004), Knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; Awarded the Officer de l’Orde National du Mérite by the French Government.

				162	Director of the Armed Services YMCA of the USA; member, BP America External Advisory Council (energy); member, National Academy of Engineers.

Michael Bozic (69) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Class II Director of each of the Funds	Since April 1994

Private investor; Chairperson of the Compliance and Insurance Committee (since October 2006); Director or Trustee of the Retail Funds (since April 1994) and Institutional Funds (since July 2003); formerly, Chairperson of the Insurance Committee (July 2006-September 2006); Vice Chairman of Kmart Corporation (December 1998-October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears, Roebuck & Co.

				164	Director of various business organizations.

*                           This is the earliest date the Director began serving the Retail Funds or Institutional Funds. Each class of Directors has a term of office of three years.

**                    This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

†                            Nominee for election as a Director of one or more Funds at the Meetings.

Name, Address and Age	Position Held with Funds	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director or Nominee for Director	Other Directorships Held by Director or Nominee for Director**

Independent Director

Kathleen A. Dennis (56) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Class I Director of each of the Funds	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	162	Director of various non-profit organizations.

Dr. Manuel H. Johnson† (60) c/o Johnson Smick Group, Inc. 888 16th Street, N.W. Suite 740 Washington, D.C. 20006	Class III Director of each of the Funds	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of the Retail Funds (since July 1991) and Institutional Funds (since July 2003); Co- Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	164	Director of NVR, Inc. (home construction); Director of Evergreen Energy; Director of Greenwich Capital Holdings.

Joseph J. Kearns (67) c/o Kearns & Associates LLC PMB754 23852 Pacific Coast Highway Malibu, CA 90265	Class I Director of each of the Funds	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of the Retail Funds (since July 2003) and Institutional Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of the Institutional Funds (October 2001-July 2003); formerly CFO of the J. Paul Getty Trust.	165	Director of Electro Rent Corporation (equipment leasing), and The Ford Family Foundation.

*                           This is the earliest date the Director began serving the Retail Funds or Institutional Funds. Each class of Directors has a term of office of three years.

**                    This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

†                            Nominee for election as a Director of one or more Funds at the Meetings.

Name, Address and Age	Position Held with Funds	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director or Nominee for Director	Other Directorships Held by Director or Nominee for Director**

Independent Director

Michael F. Klein (51) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Class II Director of each of the Funds	Since August 2006

Managing Director, Aetos Capital, LLC (since March 2000) and Co-President, Aetos Alternatives Management, LLC (since January 2004); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, Morgan Stanley Institutional Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).

				165	Director of certain investment funds managed or sponsored by Aetos Capital, LLC. Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).

Michael E. Nugent (73) c/o Triumph Capital, L.P. 445 Park Avenue New York, NY 10022	Class I Director of each of the Funds and Chairperson of the Boards of each of the Funds	Chairperson of the Boards since July 2006 and Director since July 1991	General Partner, Triumph Capital, L.P. (private investment partnership); Chairperson of the Boards of the Retail Funds and Institutional Funds (since July 2006); Director or Trustee of the Retail Funds (since July 1991) and Institutional Funds (since July 2001); formerly, Chairperson of the Insurance Committee (until July 2006).	164	None.

W. Allen Reed (62) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Class II Director of each of the Funds	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	168	Director of Temple-Inland Industries (packaging and forest products), Director of Legg Mason, Inc. and Director of the Auburn University Foundation; formerly, Director of iShares, Inc. (2001-2006).

Fergus Reid (77) c/o Joe Pietryka, Inc. 85 Charles Colman Boulevard Pawling, NY 12564	Class I Director of each of the Funds	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of the Retail Funds (since July 2003) and Institutional Funds (since June 1992).	165	Trustee and Director of certain investment companies in the JPMorgan Funds complex managed by JP Morgan Investment Management Inc.

*                           This is the earliest date the Director began serving the Retail Funds or Institutional Funds. Each class of Directors has a term of office of three years.

**                    This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

Name, Address and Age	Position Held with Funds	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director or Nominee for Director	Other Directorships Held by Director or Nominee for Director**

Interested Director

James F. Higgins #† (61) c/o Morgan Stanley Trust Harborside Financial Center Plaza Two Jersey City, NJ 07311	Class III Director of each of the Funds	Since June 2000	Director or Trustee of the Retail Funds (since June 2000) and Institutional Funds (since July 2003); Senior Advisor of Morgan Stanley (since August 2000).	163	Director of AXA Financial, Inc. and The Equitable Life Assurance Society of the United States (financial services).

*                           This is the earliest date the Director/Officer began serving the Retail Funds or Institutional Funds. Each class of Directors has a term of office of three years. Each Officer serves an indefinite term until his or her successor is elected.

**                    This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

#                           “Interested person” of the Fund within the meaning of the 1940 Act. Mr. Higgins is Senior Advisor to Morgan Stanley, of which the Adviser is a subsidiary.

†                            Nominee for election as a Director of one or more Funds at the Meetings.

No director or nominee for election as Director who is not an interested person of the Fund, or any immediate family member of such person, owns securities in the Adviser, or a person directly or indirectly controlling, controlled by, or under common control with the Adviser.

Certain information regarding the Officers of the Funds is set forth below:

Name, Address and Age	Position(s) Held with the Funds and Length of Time Served*	Principal Occupation(s) During Past 5 Years

Randy Takian (35) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer since September 2008

President and Principal Executive Officer (since September 2008) of funds in the Fund Complex; President and Chief Executive Officer of Morgan Stanley Services Company Inc. (since September 2008). President of Morgan Stanley Investment Management Inc. (since July 2008). Managing Director and Head of Americas distribution, product and marketing for Morgan Stanley Investment Management (since December 2009). Head of Liquidity and Bank Trust business (since July 2008) and the Latin American franchise (since July 2008) at Morgan Stanley Investment Management. Managing Director, Director and/or Officer of Morgan Stanley Investment Management Inc. and various entities affiliated with Morgan Stanley Investment Advisors Inc. Formerly, Head of Retail and Intermediary business, Head of Strategy and Product Development for the Alternatives Group and Senior Loan Investment Management. Formerly with Bank of America (July 1996-March 2006), most recently as Head of the Strategy, Mergers and Acquisitions team for Global Wealth and Investment Management.

Name, Address and Age	Position(s) Held with the Funds and Length of Time Served*	Principal Occupation(s) During Past 5 Years
Kevin Klingert (47) 522 Fifth Avenue New York, NY 10036	Vice President since June 2008

Head, Chief Operating Officer and acting Chief Investment Officer of the Global Fixed Income Group of Morgan Stanley Investment Management Inc. and Morgan Stanley Investment Advisors Inc. (since April 2008). Head of Global Liquidity Portfolio Management and co-Head of Liquidity Credit Research of Morgan Stanley Investment Management (since December 2007). Managing Director of Morgan Stanley Investment Management Inc. and Morgan Stanley Investment Advisors Inc. and Morgan Stanley Investment Advisors Inc. (since December 2007). Previously, Managing Director on the Management Committee and head of Municipal Portfolio Management and Liquidity at BlackRock (October 1991 to January 2007).

Mary Ann Picciotto (37) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer since May 2010

Executive Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of the Retail Funds and Institutional Funds (since May 2010); Chief Compliance Officer of Morgan Stanley Investment Advisors Inc., Morgan Stanley Investment Management Inc., Van Kampen Asset Management, Van Kampen Investments Inc. and Van Kampen Advisors Inc. (since April 2007).

Stefanie V. Chang Yu (43) 522 Fifth Avenue New York, NY 10036	Vice President since December 1997	Managing Director and Secretary of the Adviser and various entities affiliated with the Adviser; Vice President of the Retail Funds (since July 2002) and Institutional Funds (since December 1997).

Francis J. Smith (44) c/o Morgan Stanley Trust Harborside Financial Center Plaza Two Jersey City, NJ 07311	Treasurer since July 2003 and Chief Financial Officer since September 2002

Executive Director of the Adviser and various entities affiliated with the Adviser; Treasurer and Chief Financial Officer of the Retail Funds (since July 2003) and Institutional Funds (since March 2010).

Mary E. Mullin (43) 522 Fifth Avenue New York, NY 10036	Secretary since June 1999	Executive Director of the Adviser and various entities affiliated with the Adviser; Secretary of the Retail Funds (since July 2003) and Institutional Funds (since June 1999).

*      This is the earliest date the Officer began serving the Retail Funds or Institutional Funds. Each Officer serves an indefinite term until his or her successor is elected.

The table set forth below includes information regarding the dollar ranges of beneficial ownership of Shares in each Fund and in certain registered investment companies, including the Funds, managed by the Adviser or an affiliate and held out to investors as related companies for purposes of investment and investor services (the “Family of Investment Companies”) owned by the Directors of the Funds and each nominee for election as a Director, as of December 31, 2009. This information has been furnished by each Director and nominee. The dollar values in the following table are based upon the market price of the applicable Fund’s Shares as of December 31, 2009.

Dollar Range of Equity Securities in the Funds

Name of Directors	APF	MAY	Aggregate Dollar Range of Equity Securities in All Funds Overseen or to be Overseen by Director or Nominee in Family of Investment Companies
Independent Director
Bowman	None	None	over $100,000
Bozic	None	None	over $100,000
Dennis	None	None	over $100,000
Johnson	None	None	over $100,000
Kearns	None	None	over $100,000(1)
Klein	None	None	over $100,000
Nugent	None	None	over $100,000
Reed	$10,001-$50,000	None	over $100,000(1)
Reid	$10,001-$50,000	None	over $100,000(1)
Interested Director
Higgins	None	None	over $100,000

(1)                    Includes the total amount of compensation deferred by the Director at his election pursuant to a deferred compensation plan. Such deferred compensation is placed in a deferral account and deemed to be invested in one or more of the Retail Funds or Institutional Funds (or portfolio thereof) that are offered as investment options under the plan.

Compensation of Directors and Officers

Each Director (except for the Chairperson of the Boards) receives an annual retainer fee of $200,000 for serving the Retail Funds and the Institutional Funds. The Chairperson of the Audit Committee receives an additional annual retainer fee of $75,000 and the Investment Committee Chairperson receives an additional annual retainer fee of $60,000. Other Committee Chairpersons receive an additional annual retainer fee of $30,000 and the Sub-Committee Chairpersons receive an additional annual retainer fee of $15,000. The aggregate compensation paid to each Director is paid by the Retail Funds and the Institutional Funds, and is allocated on a pro rata basis among each of the operational funds/portfolios of the Retail Funds and the Institutional Funds based on the relative net assets of each of the funds/portfolios. Michael E. Nugent receives a total annual retainer fee of $400,000 for his services as Chairperson of the Boards of the Retail Funds and the Institutional Funds and for administrative services provided to each Board.

Each Fund also reimburses Directors for travel and other out-of-pocket expenses incurred by them in connection with attending meetings of the Board. Directors of each Fund who are employed by the Adviser receive no compensation or expense reimbursement from the Funds for their services as Director.

Effective April 1, 2004, the Funds began a Deferred Compensation Plan (the “DC Plan”), which allows each Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors throughout the year. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Retail Funds or Institutional Funds (or portfolios thereof) that are offered as investment options under the DC Plan. At the Director’s election, distributions are either in one lump sum payment, or in the form of equal annual installments over a period of five years. The rights of an eligible Director and the beneficiaries to the amounts held under the DC Plan are unsecured and such amounts are subject to the claims of the creditors of each Fund.

Prior to April 1, 2004, the Institutional Funds maintained a similar Deferred Compensation Plan (the “Prior DC Plan”), which also allowed each Independent Director to defer payment of all, or a portion, of the fees he or she received for serving on the Board of Directors throughout the year. Generally, the DC Plan amends and supersedes the Prior DC Plan and all amounts payable under the Prior DC Plan are now subject to the terms of the DC Plan (except for amounts paid during the calendar year 2004, which remain subject to the terms of the Prior DC Plan).

Set forth below is a table showing the aggregate compensation payable to each of the Funds’ Directors as of each Funds’ most recent fiscal year end, as well as the total compensation payable to each Director for the calendar year ended December 31, 2009 by all of the funds and by other U.S. registered investment companies advised by the Adviser or any investment companies that have an investment adviser that is an affiliated person of the Adviser (collectively, the “Fund Complex”) for their services as Directors of such investment companies. There were no pension or retirement benefits accrued as part of either Fund’s expenses.

	APF(2)	MAY(2)	Total Compensation from Funds and Fund Complex Paid to Directors(3)
Independent Director(1)
Bowman	$878	$134	$215,000
Bozic	$922	$141	$230,000
Dennis	$878	$134	$215,000
Johnson	$1,042	$159	$260,000
Kearns	$1,102	$168	$286,250
Klein	$878	$134	$215,000
Nugent	$1,603	$244	$400,000
Reed(2)	$880	$134	$215,000
Reid	$922	$141	$241,250
Interested Director
Higgins	$805	$123	$200,000

(1)  Includes all amounts paid for serving as director of the funds as well as serving as Chairperson of the Boards or a Chairperson of a Committee or Sub-Committee.

(2)  Mr. Reed deferred all compensation from the Funds during the fiscal year ended December 31, 2009.

(3)  The amounts shown in this column represent the aggregate compensation paid by all of the funds in the Fund Complex as of December 31, 2009 before deferral by the Directors under the DC Plan. As of December 31, 2009, the value (including interest) of the deferral accounts across the Fund Complex for Messrs. Kearns, Reed and Reid pursuant to the deferred compensation plan was $338,252, $252,1253 and $567,450, respectively. Because the funds in the Fund Complex have different fiscal year ends, the amounts shown in this column are presented on a calendar year basis.

The election of the nominees for election as Directors of each Fund requires the affirmative vote of a majority of the votes cast at a meeting at which a quorum is present. Under each Fund’s By-Laws, the presence in person or by proxy of Stockholders entitled to cast a majority of the votes entitled to be cast thereat shall constitute a quorum. For this purpose, abstentions will be counted in determining whether a quorum is present at the Meeting, but will not be counted as votes cast at the Meeting.  See “Additional Information.”

The Board of Directors of each Fund recommends that you vote “FOR” the election of the nominees as Directors for that Fund set forth above.

STOCKHOLDER PROPOSAL FOR APF

(Proposal No. 2)

A Stockholder of the Morgan Stanley Asia-Pacific Fund, Inc. (the “Fund”), Walter Baer (the “Proponent”), has submitted a Proposal, set forth below for inclusion in this Proxy Statement for consideration by Stockholders of the Fund.  The Proponent has provided evidence to the Fund of beneficial ownership of Shares of common stock of the Fund with a market value that exceeds $2,000.  The Fund will promptly provide the address of the Proponent to any person who so requests such information by written or oral request to the Fund, c/o Morgan Stanley Investment Management Inc., 522 Fifth Avenue, New York, New York 10036 or by calling (800) 231-2608.

The Fund’s Board of Directors recommends that the Stockholders vote AGAINST the Stockholder’s Proposal. The reasons for the Board of Directors’ recommendation are set forth below the Stockholder’s supporting statement.

Proposal

RESOLVED, the Stockholders of the Morgan Stanley Asia-Pacific Fund, Inc. ask the Board of Directors to take the steps necessary to adopt an interval fund structure, whereby the Fund will conduct periodic tender offers at least semiannually for at least 10% of currently outstanding common Shares at a price of at least 98% of net asset value (“NAV”).

Supporting Statement

Shares of our Fund have persistently traded at a double-digit discount from NAV, which keeps shareholders from realizing the full asset value of their holdings. The discount has averaged more than 13% over the past three years.  One proven way to reduce the discount is for the Fund to adopt an interval fund structure, in which the Fund conducts periodic tender offers for its Shares at a price at or near NAV.  This approach has been successfully implemented by other closed-end funds, such as The Asia Tigers Fund and The India Fund, whose discounts under interval fund structures have averaged below 6% for more than 5 years.

What has worked for The Asia Tigers Fund and The India Fund will, in my opinion, also work for our Fund to reduce the discount and substantially increase shareholder value.

Your Board of Directors Urges You to Vote AGAINST the Stockholder’s Proposal for the Reasons Discussed Below.

The Board of Directors has consistently considered alternatives for reducing the Fund’s discount, and has taken numerous actions towards that end over the years, including approving an open market repurchase of outstanding Shares of the Fund’s common stock that commenced on January 29, 1998.  The Fund has repurchased and will continue to repurchase Shares at such time and in such amounts as it believes will enhance Stockholder value and reduce the discount at which the Fund’s Shares trade from their NAV.  The discount at which the Fund’s Shares trade is ultimately caused by matters of supply and demand for the Fund’s Shares, and the Board does not believe that adopting the proposed interval fund structure will substantially alter the imbalance between demand for and supply of the Fund’s Shares that produces the discount.

The Board of Directors certainly understands that if the Fund adopted an interval fund structure, certain Stockholders would benefit as a result of the ability of Stockholders to resell their Shares to the Fund at NAV less the applicable repurchase fee, if any, and the fact that the Fund’s Shares might momentarily trade at a lower discount than is currently the case. Nevertheless, your Board of Directors does not believe that adopting an interval fund structure would benefit the Fund’s Stockholders generally, particularly longer-term Stockholders, and is opposed to the Proposal for the following reasons:

Performance Impairment.  As a closed-end fund, the Fund does not have to have cash available to meet repurchase requests on a regular basis and, therefore, its assets can be more fully invested. Moreover, the Fund is never forced to sell securities at an inopportune time to meet repurchase requests. Both features would change if the Fund were to adopt the proposed interval fund structure and conduct regular large-scale repurchases accordingly because an interval fund is required to maintain an amount of liquid assets equal to 100% of the repurchase offer amount for a significant period of time prior to each repurchase. As a result, the Fund would be required to alter its investments so as to maintain cash reserves and portfolio liquidity to effect repurchases, and might be forced to sell portfolio securities, including illiquid securities, at inopportune times to obtain cash to meet repurchase requests. Both changes would likely have an adverse effect on the Fund’s performance. In addition, the investment adviser will be constrained in its ability to add value through appropriate diversification, sector allocation and investment in medium and smaller capitalization companies as well as less liquid companies in a manner consistent with the Fund’s past practice or investor expectations. The closed-end structure of the Fund allows it to invest in securities that the investment adviser deems appropriate to hold over the long term, with the potential for higher returns than investments which are meant to be held for short time periods. Adopting an interval fund structure may render the Fund unable to make such long-term investments, which may adversely affect the Fund’s performance.

Accordingly, if the Fund adopts the proposed interval fund structure, the Board is concerned that the Fund would be less likely to continue its consistently strong relative performance of the past several years in comparison with its benchmark. For the one-year period ended March 31, 2010, the Fund outperformed its benchmark with the Fund having a total return (based on NAV per share) of 58.53%, compared to 57.95% for its benchmark.  For the three-year and five-year periods ended March 31, 2010, the Fund outperformed its benchmark with the Fund having an average annual return (based on NAV per share) of 1.87% and 10.24%, respectively, compared to an average of -2.61% and 6.73%, respectively, for the Fund’s benchmark.  Accordingly, the benefit of the reduction, if any, in the Fund’s discount that might occur upon the adoption of the proposed interval fund structure may be partially offset by resulting impairment in the Fund’s performance.

Adopting the proposed interval fund structure might result in the eventual repurchase of a large percentage of the Fund’s outstanding Shares and the resulting need to liquidate a corresponding portion of the Fund’s portfolio. Because of the limited liquidity of emerging equity markets, particularly for medium and smaller capitalization companies in which the Fund invests, this may be accomplished only at a loss in the value of the Fund’s Shares held by remaining Stockholders as the result of the market impact of the necessary portfolio liquidations.

Higher Expenses.  Apart from its potential deleterious short-term and long-term effects upon the Fund’s ability to achieve its investment objective, adopting the proposed interval fund structure could, in the judgment of the Board of Directors, injure the Fund and its Stockholders in other ways. Importantly, the Fund’s per-share expense ratio could increase for several reasons. First, those categories of Fund expenses that are more or less fixed notwithstanding fluctuations in the Fund’s asset size, including Board fees and custody, audit and legal expenses, would be spread over a substantially smaller asset base, proportionally increasing their per-share effect.

Additional legal, accounting and registration costs would be incurred by the Fund to adopt the proposed interval fund structure.  If the Fund adopts the proposed interval fund structure, the increased transaction costs with respect to the sale of portfolio securities of the Fund to raise the necessary cash to fund increased repurchases would cause a persistent rise in the Fund’s expenses.

Continuing Viability.  If the Fund adopts the proposed interval fund structure, a large percentage of the Fund’s outstanding Shares may be repurchased pursuant to such structure. If such large-scale repurchases eventually occur, the Fund’s assets could be reduced to the point that the Fund would be too small to be economically viable, in which case the Fund’s investment adviser might recommend to the Board of Directors that the Fund be liquidated. A further consequence of a large reduction in Fund assets is the forced de-listing from the New York Stock Exchange (“NYSE”), which would adversely affect the liquidity of the Fund’s Shares. A NYSE-listed fund will be advised by the NYSE of its delisting standards if the average market capitalization falls below $25 million and will be subject to immediate suspension and delisting procedures from the NYSE if the average market capitalization over 30 consecutive trading days is below $15 million.  Continuous repurchase by the Fund of outstanding Shares will eventually erode Fund assets to the point that the Fund would be required to de-list from the NYSE.

The Board of Directors has a significant concern that, if the Fund becomes no longer viable, it may be necessary to liquidate the Fund. If the Fund is liquidated, the remaining Stockholders in the Fund will have the burden of bearing the costs of liquidation, including possibly tax liabilities, that Stockholders who have their Shares repurchased shortly after the Fund adopts the proposed interval fund structure will not bear. For these reasons, the Board of Directors could conclude that, as a result of a substantially decreased asset base and increased expenses, liquidation of the Fund would be fairer to the Fund’s Stockholders than adopting the proposed interval fund structure.

Conclusion.  For all the foregoing reasons, the Board of Directors believes that, notwithstanding the benefit which those Stockholders who would wish to have their Shares repurchased over the short term would derive from the Fund adopting the proposed interval fund structure, on balance the best interests of the Fund and its Stockholders would be substantially disadvantaged by such action. The Board of Directors does not believe that adopting the proposed interval fund structure would be in the best interests of the Fund’s Stockholders.

Accordingly, your Board of Directors unanimously agrees that this Proposal is not in the best interests of Stockholders of the Fund. Your Board of Directors unanimously recommends that the Stockholders vote AGAINST the Proposal to adopt an interval fund structure for the Fund.

STOCKHOLDER PROPOSAL FOR MAY

(Proposal No. 3)

A Stockholder of The Malaysia Fund, Inc. (the “Fund”), Walter Baer (the “Proponent”), has submitted a Proposal, set forth below for inclusion in this Proxy Statement for consideration by Stockholders of the Fund.  The Proponent has provided evidence to the Fund of beneficial ownership of Shares of common stock of the Fund with a market value that exceeds $2,000.  The Fund will promptly provide the address of the Proponent to any person who so requests such information by written or oral request to the Fund, c/o Morgan Stanley Investment Management Inc., 522 Fifth Avenue, New York, New York 10036 or by calling (800) 231-2608.

The Fund’s Board of Directors recommends that the Stockholders vote AGAINST the Stockholder’s Proposal.  The reasons for the Board of Directors’ recommendation are set forth below the Stockholder’s supporting statement.

Proposal

RESOLVED, the Stockholders of The Malaysia Fund, Inc. ask the Board of Directors to take the steps necessary to adopt an interval fund structure, whereby the Fund will conduct periodic tender offers at least semiannually for at least 10% of currently outstanding common Shares at a price of at least 98% of net asset value (“NAV”).

Supporting Statement

Shares of beneficial interest of our Fund regularly trade at a double-digit discount from NAV, which keeps Stockholders from realizing the full asset value of their holdings.  The discount has averaged more than 11% over the past three years.  One proven way to reduce the discount is to adopt an interval fund structure, in which the Fund conducts periodic tender offers for its Shares at a price at or near NAV.  This approach has been successfully implemented by other closed-end funds, such as The Asia Tigers Fund and The India Fund, whose discounts under interval fund structures have averaged below 6% for more than 5 years.

What has worked for The Asia Tigers Fund and The India Fund will, in my opinion, also work for our Fund to reduce the discount and substantially increase Stockholder value.

Your Board of Directors Urges You to Vote AGAINST the Stockholder’s Proposal for the Reasons Discussed Below.

The Board of Directors has consistently considered alternatives for reducing the Fund’s discounts, and has taken numerous actions towards that end over the years, including approving an open market repurchase of outstanding Shares of the Fund’s common stock that commenced on January 23, 1998.  The Fund has repurchased and will continue to repurchase Shares at such time and in such amounts as it believes will enhance Stockholder value and reduce the discount at which the Fund’s Shares trade from their NAV.  The discount at which the Fund’s Shares trade is ultimately caused by matters of supply and demand for the Fund’s Shares, and the Board does not believe that adopting the proposed interval fund structure will substantially alter the imbalance between demand for and supply of the Fund’s Shares that produces the discount.

The Board of Directors certainly understands that if the Fund adopted an interval fund structure, certain Stockholders would benefit as a result of the ability of Stockholders to resell their Shares to the Fund at NAV less the applicable repurchase fee, if any, and the fact that the Fund’s Shares might momentarily trade at a lower discount than is currently the case.  Nevertheless, your Board of Directors does not believe that adopting an interval fund structure would benefit the Fund’s Stockholders generally, particularly longer-term Stockholders, and is opposed to the Proposal for the following reasons:

Performance Impairment.  As a closed-end fund, the Fund does not have to have cash available to meet repurchase requests on a regular basis and, therefore, its assets can be more fully invested.  Moreover, the Fund is never forced to sell securities at an inopportune time to meet repurchase requests.  Both features would change if the Fund were to adopt the proposed interval fund structure and conduct regular large-scale repurchases accordingly because an interval fund is required to maintain an amount of liquid assets equal to 100% of the repurchase offer amount for a significant period of time prior to each repurchase.  As a result, the Fund would be required to alter its investments so as to maintain cash reserves and portfolio liquidity to effect repurchases, and might be forced to sell portfolio securities, including illiquid securities, at inopportune times to obtain cash to meet repurchase requests.  Both changes would likely have an adverse effect on the Fund’s performance.  In addition, the investment adviser will be constrained in its ability to add value through appropriate diversification, sector allocation and investment in medium and smaller capitalization companies as well as less liquid companies in a manner consistent with the Fund’s past practice or investor expectations.  The closed-end structure of the Fund allows it to invest in securities that the investment adviser deems appropriate to hold over the long term, with the potential for higher returns than investments which are meant to be held for short time periods. Adopting an interval fund structure may render the Fund unable to make such long-term investments, which may adversely affect the Fund’s performance.

Accordingly, if the Fund adopts the proposed interval fund structure, the Board is concerned that the Fund would be less likely to continue its consistently strong relative performance of the past several years in comparison with its benchmark.  For the one-year period ended March 31, 2010, the Fund outperformed its benchmark with the Fund having a total return (based on NAV per share) of 80.80%, compared to 69.14% for its benchmark.  For the three-year and five-year periods ended March 31, 2010, the Fund outperformed its benchmark with the Fund having an average annual return (based on NAV per share) of 9.43% and 16.93%, respectively, compared to an average of 3.93% and 12.04%, respectively, for the Fund’s benchmark.  Accordingly, the benefit of the reduction, if any, in the Fund’s discount that might occur upon the adoption of the proposed interval fund structure may be partially offset by resulting impairment in the Fund’s performance.

Adopting the proposed interval fund structure might result in the eventual repurchase of a large percentage of the Fund’s outstanding Shares and the resulting need to liquidate a corresponding portion of the Fund’s portfolio.  Because of the limited liquidity of emerging equity markets, particularly for medium and smaller capitalization companies in which the Fund invests, this may be accomplished only at a loss in the value of the Fund’s Shares held by remaining Stockholders as the result of the market impact of the necessary portfolio liquidations.

Higher Expenses.  Apart from its potential deleterious short-term and long-term effects upon the Fund’s ability to achieve its investment objective, adopting the proposed interval fund structure could, in the judgment of the Board of Directors, injure the Fund and its Stockholders in other ways.  Importantly, the Fund’s per-share expense ratio could increase for several reasons.  First, those categories of Fund expenses that are more or less fixed notwithstanding fluctuations in the Fund’s asset size, including Board fees and custody, audit and legal expenses, would be spread over a substantially smaller asset base, proportionally increasing their per-share effect.

Additional legal, accounting and registration costs would be incurred by the Fund to adopt the proposed interval fund structure.  If the Fund adopts the proposed interval fund structure, the increased transaction costs with respect to the sale of portfolio securities of the Fund to raise the necessary cash to fund increased repurchases would cause a persistent rise in the Fund’s expenses.

Continuing Viability.  If the Fund adopts the proposed interval fund structure, a large percentage of the Fund’s outstanding Shares may be repurchased pursuant to such structure.  If such large-scale repurchases eventually occur, the Fund’s assets could be reduced to the point that the Fund would be too small to be economically viable, in which case the Fund’s investment adviser might recommend to the Board of Directors that the Fund be liquidated.

The Board of Directors has a significant concern that, if the Fund becomes no longer viable, it may be necessary to liquidate the Fund.  If the Fund is liquidated, the remaining Stockholders in the Fund will have the burden of bearing the costs of liquidation, including possibly tax liabilities, that Stockholders who have their Shares repurchased shortly after the Fund adopts the proposed interval fund structure will not bear.  For these reasons, the Board of Directors could conclude that, as a result of a substantially decreased asset base and increased expenses, liquidation of the Fund would be fairer to the Fund’s Stockholders than adopting the proposed interval fund structure.

Forced De-listing from the New York Stock Exchange.  Another consequence of the reduction in asset size that could result from the periodic self tenders necessary to be an interval fund is the possible de-listing of the Fund from the New York Stock Exchange (“NYSE”), which would adversely affect the liquidity of the Fund’s Shares.  The Fund’s market capitalization on March 1, 2010 was approximately $74 million.  A NYSE-listed fund will be advised by the NYSE of its delisting standards if the average market capitalization falls below $25 million and will be subject to immediate suspension and delisting procedures from the NYSE if the average market capitalization over 30 consecutive trading days is below $15 million.  Therefore, the sale of Fund assets in connection with the repurchase of Fund Shares could cause the Fund’s assets to shrink to the point that the Fund would be required to de-list from the NYSE.

Conclusion.  For all the foregoing reasons, the Board of Directors believes that, notwithstanding the benefit which those Stockholders who would wish to have their Shares repurchased over the short term would derive from the Fund adopting the proposed interval fund structure, on balance the best interests of the Fund and its Stockholders would be substantially disadvantaged by such action.  The Board of Directors does not believe that adopting the proposed interval fund structure would be in the best interests of the Fund’s Stockholders.

Accordingly, your Board of Directors unanimously agrees that this Proposal is not in the best interests of Stockholders of the Fund.  Your Board of Directors unanimously recommends that the Stockholders vote AGAINST the Proposal to adopt an interval fund structure for the Fund.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

To the knowledge of the management of each Fund, the following persons owned beneficially more than 5% of the noted Fund’s outstanding Shares at April 14, 2009. This information is based on publicly available Schedule 13D and 13G disclosures filed with the Securities and Exchange Commission.

Fund	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class

APF	1607 Capital Partners, LLC 4991 Lake Brook Dr., Suite 125 Glen Allen, Virginia 23060	4,792,857 Shares with sole voting power and sole dispositive power(1)	14.59%

	City of London Investment Group PLC and City of London Investment Management Company Limited 77 Gracechurch Street, London England EC3V 0AS	3,184,125 Shares with sole voting power and sole dispositive power(2)	9.69%

	Amica Mutual Insurance Company 100 Amica Way Lincoln, Rhode Island 02865	3,148,691 Shares with sole voting power and sole dispositive power(3)	9.59%

	Yale University Investments Office 230 Prospect Street New Haven, Connecticut 06511-2107	3,006,755 Shares with sole voting power and sole dispositive power(4)	8.30%

	Lazard Asset Management LLC 30 Rockefeller Plaza New York, New York 10112	1,844,962 Shares with sole voting power and sole dispositive power(5)	5.62%

MAY	City of London Investment Group PLC and City of London Investment Management Company Limited 77 Gracechurch Street, London England EC3V 0AS	2,401,238 Shares with sole voting power and sole dispositive power(6)	24.98%

	Lazard Asset Management LLC 30 Rockefeller Plaza New York, New York 10112	847,505 Shares with sole voting power and sole dispositive power(7)	8.82%

(1)  Based on a Schedule 13G/A filed with the Commission on February 16, 2010.

(2)  Based on a Schedule 13G filed with the Commission on February 9, 2010.

(3)  Based on a Schedule 13G filed with the Commission on January 15, 2010.

(4)  Based on a Schedule 13G/A filed with the Commission on January 24, 2003.

(5)  Based on a Schedule 13G filed with the Commission on February 5, 2010.

(6)  Based on a Schedule 13G/A filed with the Commission on February 9, 2010.

(7)  Based on a Schedule 13G/A filed with the Commission on February 5, 2010.

As of April 14, 2010, the aggregate number of Shares of each Fund owned by the Funds’ officers and Directors as a group was less than one percent of each Fund’s outstanding Shares.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires that each Fund’s executive officers and Directors, and beneficial owners of more than 10% of its Shares, make certain filings on a timely basis under Section 16(a) of the Exchange Act. Based solely on a review of copies of such reports of ownership furnished to the Funds, the Funds believe that during the past fiscal year all of its officers, directors and greater than 10% beneficial holders complied with all applicable filing requirements.

AUDIT COMMITTEE REPORTS AND AUDITOR FEES

Report of the Audit Committee

At a meeting held on March 17-18, 2010, the Board of Directors of each Fund, including a majority of the Directors who are not “interested persons,” as defined under the 1940 Act, of the Fund acting on the recommendation of the Audit Committee of the Fund, selected Ernst & Young LLP to act as independent accountants for each Fund for the fiscal year ending December 31, 2010. Each Audit Committee has received the written disclosures and the letter from Ernst & Young LLP required by Public Company Accounting Oversight Board’s Ethics and Independence Rule 3526 and has discussed with Ernst & Young LLP its independence with respect to each Fund. Each Fund knows of no direct financial or material indirect financial interest of Ernst & Young LLP in the Fund.

Each Fund’s financial statements for the fiscal year ended December 31, 2009 were audited by Ernst & Young LLP. The Audit Committee of each Fund has reviewed and discussed the audited financial statements of the Fund with management of the Fund. The Audit Committee of each Fund has further discussed with Ernst & Young LLP the matters required to be discussed by Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards, AU Section 380). Based on the foregoing review and discussions, the Audit Committee of each Fund recommended to the Board of Directors that the audited financial statements for the fiscal year ended December 31, 2009 be included in the Fund’s most recent annual report to Stockholders and the Fund’s annual report filed with the Securities and Exchange Commission.

Joseph J. Kearns, Chairperson of the Audit Committee
Michael E. Nugent, Member of the Audit Committee
W. Allen Reed, Member of the Audit Committee

Audit Fees

The aggregate fees billed by Ernst & Young LLP in connection with the annual audit of each Fund’s financial statements for the fiscal years ended December 31, 2009 and 2008 are set forth below:

	2009	2008
APF	$70,200	$70,200
MAY	$53,800	$53,800

Audit-Related Fees

There were no fees billed by Ernst & Young LLP related to the annual audit of a Fund’s financial statements for the fiscal years ended December 31, 2009 and 2008, except for APF which paid audit-related fees in the amount of $$8,000 and $$8,000, respectively, for the translation of financial statements for certain foreign regulatory filing requirements.

Tax Fees

The aggregate fees billed by Ernst & Young LLP in connection with tax compliance, tax advice and tax planning for each Fund for the fiscal years ended December 31, 2009 and 2008 are set forth below, which represent fees paid for the review of the Federal, state and local tax returns for each Fund.

	2009	2008
APF	$3,380	$3,380
MAY	$3,380	$3,380

All Other Fees

There were no fees billed by Ernst & Young LLP for any other products and services not set forth above for each Fund for the fiscal years ended December 31, 2009 and 2008.

Audit Committee Pre-approval

Each Fund’s Audit Committee’s policy is to review and pre-approve all auditing and non-auditing services to be provided to the Fund by the Fund’s independent auditors. The Audit Committee Audit and Non-Audit Pre-Approval Policy and Procedures requires each Fund’s Audit Committee to either generally pre-approve certain services without consideration of specific case-by-case services, or requires the specific pre-approval of services by the Audit Committee or its delegate. Under the Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent auditors. Any services that are generally pre-approved may require specific pre-approval by the Audit Committee if the services exceed pre-approved cost levels or budgeted amounts. All of the audit, audit-related and the tax services described above for which Ernst & Young LLP billed each of the Funds fees for the fiscal year ended December 31, 2009 were pre-approved by the Audit Committee.

Aggregate Non-Audit Fees paid by the Adviser and Affiliated Entities

The aggregate fees billed for professional services rendered by Ernst & Young LLP for all other services provided to the Adviser and to any entities controlling, controlled by or under common control with the Adviser for the fiscal years ended December 31, 2009 and 2008 amounted to $318,012 and $1,088,685, respectively. Such services for the 2009 and 2008 fiscal years included: (i) audit-related fees of $0 and $742,276, respectively, for the issuance of a report under Statement on Accounting Standards No. 70 titled “Reports on the Processing of Transactions by Service Organizations” and (ii) all other fees of $318,012 and $346,409, respectively, related to services such as performance attestation.

The Audit Committee of each Fund has considered whether the provision of non-audit services and the provision of services to affiliates of the Adviser is compatible with maintaining the independence of Ernst & Young LLP.

Representatives from Ernst & Young LLP are not expected to be present at the Meeting. Ernst & Young LLP will have the opportunity to make a statement if they desire to do so and representatives from Ernst & Young LLP are expected to be available by telephone to respond to appropriate questions.

ADDITIONAL INFORMATION

No business other than as set forth herein is expected to come before any Meeting, but should any other matter requiring a vote of Stockholders arise, including any question as to an adjournment of the Meeting, the persons named in the enclosed Proxy Card(s) will vote thereon according to their best judgment in the interests of the Fund.

In the event that the necessary quorum to transact business or the vote required to approve or reject any Proposal for any Fund is not obtained at the Meeting of any Fund, the persons named as proxies may propose one or more adjournments of the Meeting of the applicable Fund to permit further solicitation of proxies.  Any such adjournment will require the affirmative vote of the holders of a majority of the applicable Fund’s Shares present in person or by Proxy at the Meeting. In the event a quorum is present at the Meeting but sufficient votes to approve any of the Proposals with respect to a Fund are not received, Proxies (including abstentions and “broker non-votes,” if any) would be voted in favor of one or more adjournments of the Meeting with respect to such Proposal to permit further solicitation of Proxies, provided the persons named as proxies determine that such an adjournment and additional solicitation is reasonable and in the interest of Stockholders.

Abstentions and broker “non-votes” will not count as votes in favor of any Proposal, but will be deemed to be present at the Meeting of any Fund for purposes of determining a quorum.  Broker “non-votes” are Shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority.  Abstentions and broker “non-votes” will have the same effect as votes against Proposals 2 and 3.

STOCKHOLDER PROPOSALS FOR 2011 ANNUAL MEETING

A Stockholder’s Proposal intended to be presented at a Fund’s Annual Meeting of Stockholders in 2011 must be received by such Fund on or before January [•], 2011 in order to be included in the Fund’s proxy statement and Proxy Card relating to that meeting.  Any Stockholder who desires to bring a Proposal at a Fund’s Annual Meeting of Stockholders in 2011, without including such Proposal in the Fund’s proxy statement, must deliver written notice thereof to the Secretary of such Fund not before March 18, 2011 and not later than April 17, 2011, in the manner and form required by that Fund’s By-Laws.  Each Fund will furnish, without charge, a copy of its By-Laws to any Stockholder of such Fund requesting such By-

Laws.  Requests for a Fund’s By-Laws should be made in writing to the respective Fund, c/o Morgan Stanley Investment Management Inc., 522 Fifth Avenue, Legal Department-19th Floor, New York, New York 10036.

MARY E. MULLIN
Secretary

Dated: May [•], 2010

Stockholders of a Fund who do not expect to be present at the Meeting for that Fund and who wish to have their Shares voted are requested to vote their Shares over the Internet, by telephone or by dating and signing the enclosed Proxy Card for the Fund and returning it in the enclosed envelope. No postage is required if mailed in the United States.

EXHIBIT A

CHARTER
OF THE
AUDIT COMMITTEE
OF THE
MORGAN STANLEY RETAIL AND INSTITUTIONAL FUNDS

ADOPTED ON JULY 31, 2003
AND
AS AMENDED AND RESTATED ON FEBRUARY 20, 2007
AND
AS FURTHER AMENDED ON FEBRUARY 24, 2009

The Boards of Directors/Trustees (collectively, the “Board”) of the investment companies (each a “Fund” and collectively, the “Funds”) advised or managed by Morgan Stanley Investment Advisors Inc., Morgan Stanley Investment Management Inc. and Morgan Stanley AIP GP LP (collectively the “Adviser”) listed on the attached Exhibit A has adopted and approved this charter for the audit committee of the Board (the “Audit Committee”).(1)

1.  Structure And Membership of the Audit Committee

1.01.  Independent Directors and Trustees

Each member of the Audit Committee shall be an independent director or trustee. A person shall be considered to be independent if he or she: (a) is independent as defined in New York Stock Exchange Listed Company Standard 303.01 (2) and (3); (b) is not an “interested person” as defined in Section 2(a)(19) of the Investment Company Act of 1940; and (c) does not accept, directly or indirectly, any consulting, advisory or other compensatory fee from any of the Funds or their investment advisor or any affiliated person of the advisor, other than fees from the Funds for serving as a member of the Board or Committees of the Board.

The Audit Committee shall consist of not less than two members of the Board.

The Audit Committee shall have a Chairperson. The Chairperson or his/her designee shall set the agenda for, and preside at, each meeting of the Audit Committee and shall engage in such other activities on behalf of the Audit Committee as shall be determined from time to time by the Audit Committee.

The Chairperson and members of the Audit Committee shall be appointed by the Governance Committee of the Funds in consultation with the Board.

1.02.  Financially Literate

Each member of the Audit Committee shall be “financially literate,” as such term is interpreted by the Board in its business judgment.

1.03.  Audit Committee Financial Expert

The Audit Committee shall determine whether at least one member of the Audit Committee is an “audit committee financial expert,” as that term is defined in the General Instructions of Form N-SAR, sub-item 102P3(b)(6).

2.  Auditor Independence

An independent public accounting firm may serve as a Fund’s auditor (the “Auditor”) only if it complies with all of the independence requirements set forth in Regulation S-X under the Securities Act of 1933 and the Public Company Accounting Oversight Board’s (“PCAOB”) Ethics and Independence Rule 3526, subject to such exceptions, not prohibited by law, as the Audit Committee may allow. The Auditor shall: (i) at least annually, submit to the Audit Committee a certification of its independence, delineating all relationships between the Auditor and the Fund, consistent with Rule 2-01 of Regulation S-X under the Securities Act of 1933 and the PCAOB’s Ethics and Independence Rule 3526, and (ii)

(1)                                  Solely for the sake of clarity and simplicity, this Charter has been drafted as if there is a single Committee and a single Board. The terms “Committee,” “Directors/Trustees” and “Board” mean the Committee, Directors/Trustees and the Board of each Fund, respectively, unless the context otherwise requires. The Committee, Directors/Trustees and the Board of each Fund, however, shall act separately and in the best interests of its respective Fund.

1

actively engage in a dialogue with the Audit Committee with respect to any disclosed relationships or services that may affect the objectivity and independence of such independent accountants, including relationships with or services provided to the Fund’s other service providers.

3.  Registration with PCAOB

The Auditor must be registered with the PCAOB.

4.  Regulatory Action

Promptly upon initiation against it of any inquiry or investigation by a governmental authority the Auditor shall provide information to the Audit Committee regarding any material issues raised in such inquiry or investigation and any steps taken to deal with them.

5.  Duties and Powers of Audit Committee

5.01.  The Audit Committee shall have the duty and power to:

•  make recommendations to the Board regarding selection of the Auditor;

•  oversee and evaluate the work of the Auditor;

•  require the Auditor to report directly to the Audit Committee;

•  determine the compensation of the Auditor for audit and non-audit services provided to the Funds and decide whether to continue to retain the services of the Auditor or to terminate them;

•  pre-approve all audit, non-audit and attest services provided to the Funds and any non-audit services provided to the investment adviser of the Funds or to any other entity in the Fund Complex as required by the Sarbanes-Oxley Act of 2002 (the “SOX Act”) and rules promulgated by the Securities and Exchange Commission (the “SEC”) under the SOX Act, or establish policies and procedures pursuant to which any of such services is pre-approved (which are attached hereto as Appendix B); provided that such policies and procedures are detailed as to the particular service and do not delegate any of the Audit Committee’s responsibilities to management but may delegate pre-approval authority to one or more of its members (except with respect to the annual audit of each Fund required by the Securities Exchange Act of 1934); and provided further, that pre-approval of services may be waived pursuant to a de minimis exception allowed by S EC rules, as construed by the Board’s independent counsel;

•  consider whether any services rendered by the Auditor to the investment adviser and other entities in the Fund Complex, which were not pre-approved, are compatible with maintaining the Auditor’s independence;

•  review the written certification regarding the independence requirements applicable to the Auditor as set forth in section 2 above to satisfy itself that the Auditor is independent under the standards set forth therein;

•  require the Auditor to report quarterly to the Audit Committee: (a) all critical accounting policies and practices; (b) any changes in accounting or auditing procedures, principles, practices, standards or financial reporting; (c) any alternative treatments of financial information within generally accepted accounting principles that the Auditor has discussed with management, the ramifications of the use of any such alternative treatment or disclosure, and the treatment preferred by the Auditor; (d) any material issues raised by the most recent internal quality-control review, PCAOB or peer review, of the Auditor, or by inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the Auditor, and any steps taken to deal with any such issue; (e) any other written communications between the Auditor and management, including any management letter or schedule of unadjusted differences; and (f) all non-audit services provided to a non-Fund entity in the Fund Complex which were not pre-approved and associated fees; provided that, if the report is not made within 90 days of the filing of a Fund’s financial statements with the SEC, the Auditor shall provide an update of any changes;

•  review and discuss with the Auditor: (a) matters required to be communicated by the Auditor to the Audit Committee pursuant to the Statement of Auditing Standards Nos. 61 and 90 and any other standards established by the PCAOB; including, without limitation, any adjustment to a Fund’s financial statements recommended by the Auditor, or any other results of any audit; (b) any problems or difficulties encountered in the course of the audit; and (c) any areas of substantial risk in accurate reporting of financial results and operations of the Funds;

•  review arrangements for annual and special audits and the scope of such audits with the Fund’s independent accountants;

•  review and discuss the Fund’s audited financial statements with Fund management;

2

•  review final drafts of closed-end Fund annual financial statements, discuss with management and the Auditor and decide whether to recommend that the statements, with or without any revisions, be included in the Fund’s annual report;

•  to cause to be prepared and to review and submit any report, including any recommendation of the Audit Committee, required by SEC rules to be included in the Fund’s proxy statement;

•  review legal and regulatory matters presented by counsel and the Fund’s Auditor that may have a material impact on the Fund’s financial statements;

•  consider with the Auditor their comments with respect to the quality and adequacy of the Fund’s accounting and financial reporting policies, practices and internal controls and management’s responses thereto, including, without limitation, the effect on the Fund of any recommendation of changes in accounting principles or practices by management or the Auditor;

•  receive reports from the principal executive officer and the principal financial officer, or persons performing similar functions, regarding: (i) all significant deficiencies in the design or operation of a Fund’s internal controls that could adversely affect the Fund’s ability to record, process, summarize, and report financial data and have identified for the Auditor any material weaknesses in internal controls; (ii) any fraud, whether or not material, that involves Fund management or other employees who have a significant role in the Fund’s internal controls; and (iii) whether or not there were significant changes in the Fund’s internal controls or in other factors that could significantly affect the Fund’s internal controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses;

•  establish procedures for the confidential, anonymous submission by employees and officers of the Funds or their affiliates of concerns or complaints regarding any accounting, internal audit controls or audit matter and the retention of records related to the retention and treatment of such concerns in accordance with the requirements of the SOX Act;

•  be informed of any (a) disagreements and (b) resolutions to such disagreements between management of a Fund and the Fund’s Auditor regarding financial reporting;

•  require inside and outside counsel to report to the Audit Committee evidence of any material violation of securities law or breach of fiduciary duty or similar violation by a Fund or any agent of a Fund; and

•  perform such other functions consistent with this Audit Committee Charter, the Fund’s Articles of Incorporation, the Fund’s Declaration of Trust, the Fund’s By-laws, or the Fund’s partnership agreement, as applicable, and applicable law, as the Audit Committee or the Board deems necessary or appropriate.

5.02.  Valuation

•  develop a sufficient knowledge of the valuation process and of the Adviser’s Valuation and Liquidity Procedures (the “Pricing Procedures”) in order to carry out its responsibilities;

•  review information provided by the Adviser or other advisers regarding industry developments in connection with valuation and pricing. The Committee may make recommendations to the Board of the Funds with respect to the Pricing Procedures based upon such review;

•  review minutes of all monthly Adviser Valuation Committee and all Adviser Ad Hoc Valuation Committee meetings;

•  review the reports described in the Pricing Procedures and other information from the Adviser Valuation Committee and Adviser Ad Hoc Valuation Committee regarding fair value determinations made pursuant to the Pricing Procedures. The Committee shall report to and make recommendations to the Board of the Funds in connection with such reports;

•  review and recommend to the Board any proposed amendments to the Pricing Procedures;

•  meet at least annually to review the pricing procedures and methodologies utilized in the valuation of portfolio securities of the Funds; and

•  review, as the Committee is informed by the Adviser, (a) any material changes in the pricing services and/or methodology utilized by a pricing service retained by the Funds and/or (b) any issue or significant problems that may have arisen.

5.03.  Authority to Engage Independent Counsel and Advisers

The Audit Committee is authorized to: (a) engage independent counsel, which may also be counsel to the Funds’ independent Directors/Trustees, and other advisers, as it determines to be necessary to carry out its duties; and (b) require

3

the Funds to provide appropriate funding, as determined by the Audit Committee, for payment of compensation to the Auditor, the independent counsel and other advisers.

5.04.  Scope of Audit Committee Responsibility

In fulfilling their responsibilities under this Audit Committee Charter, it is recognized that members of the Audit Committee are not full-time employees of the Fund. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures. Each member of the Audit Committee shall be entitled to rely on (i) the integrity of those persons and organizations inside and outside the Fund from which the Audit Committee receives information and (ii) the accuracy of the financial, valuation and other information provided to the Audit Committee by such persons or organizations, absent actual knowledge to the contrary (which actual knowledge shall be promptly reported to the Board).

Fund management is responsible for maintaining appropriate systems for accounting. The Auditor is responsible for conducting a proper audit of each Fund’s financial statements and is ultimately accountable to the Audit Committee.

6.  Meetings of the Audit Committee

The Audit Committee shall meet independently at each regularly scheduled Board meeting and at such other times as deemed appropriate by the Audit Committee but no less frequently than quarterly, including to approve the scope of the proposed audit of a Fund’s financial statements by the Auditors and to review the report of the Auditors following such audit. Members of the Audit Committee may participate in a meeting of the Audit Committee by means of conference call or similar communications equipment by means of which all persons participating in such meeting can hear each other.

7.  Interim Actions by the Audit Committee

From time to time, the Audit Committee may delegate to the Chairperson or other designated Audit Committee member the responsibility to act, on an interim basis between meetings of the Audit Committee or Board, on audit and valuation related matters, including specifically, approval of annual financial statements, provided that the Audit Committee or Board is not required by this Charter or law to take such actions or is not prevented by this Charter or law from delegating such actions. Interim actions may be taken by written consent of the Audit Committee. All other interim actions by the Chairperson or his/her designee will be submitted for ratification at the next meeting of the Audit Committee.

8.  Minutes of Meetings; Reporting the Board

The Audit Committee shall cause to be made and kept minutes of its meetings. The Audit Committee shall report to the Board its activities, findings and recommendations.

9.  Review of Charter

The Audit Committee shall review this Audit Committee Charter at least annually, and shall recommend any changes to the Board. This Audit Committee Charter may be amended only by the Board, with the approval of a majority of the independent Directors/Trustees.

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APPENDIX A

AUDIT COMMITTEE
AUDIT AND NON-AUDIT SERVICES
PRE-APPROVAL POLICY AND PROCEDURES
OF THE
MORGAN STANLEY RETAIL AND INSTITUTIONAL FUNDS

AS ADOPTED AND AMENDED JULY 23, 2004(2)

Statement of Principles

The Audit Committee of the Board is required to review and, in its sole discretion, pre-approve all Covered Services to be provided by the Independent Auditors to the Fund and Covered Entities in order to assure that services performed by the Independent Auditors do not impair the auditor’s independence from the Fund.

The SEC has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee’s administration of the engagement of the independent auditor. The SEC’s rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid. Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”); or require the specific pre-approval of the Audit Committee or its delegate (“specific pre-approval”). The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the Independent Auditors. As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee (or by any member of the Audit Committee to which pre-approval authority has been delegated) if it is to be provided by the Independent Auditors. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.

The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services that have the general pre-approval of the Audit Committee. The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers and provides a different period and states otherwise. The Audit Committee will annually review and pre-approve the services that may be provided by the Independent Auditors without obtaining specific pre-approval from the Audit Committee. The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of this Policy is to set forth the policy and procedures by which the Audit Committee intends to fulfill its responsibilities. It does not delegate the Audit Committee’s responsibilities to pre-approve services performed by the Independent Auditors to management.

The Fund’s Independent Auditors have reviewed this Policy and believes that implementation of the Policy will not adversely affect the Independent Auditors’ independence.

Delegation

As provided in the Act and the SEC’s rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

Audit Services

The annual Audit services engagement terms and fees are subject to the specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by the Independent Auditors to be able to form an opinion on the Fund’s financial statements. These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit. The Audit Committee will approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund structure or other items.

In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other Audit services, which are those services that only the Independent Auditors reasonably can

(2)                                  This Audit Committee Audit and Non-Audit Services Pre-Approval Policy and Procedures (the “Policy”), adopted as of the date above, supersedes and replaces all prior versions that may have been adopted from time to time.

provide. Other Audit services may include statutory audits and services associated with SEC registration statements (on Forms N-1A, N-2, N-3, N-4, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

The Audit Committee has pre-approved the Audit services in Appendix B.1. All other Audit services not listed in Appendix B.1 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements and, to the extent they are Covered Services, the Covered Entities or that are traditionally performed by the Independent Auditors. Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with the SEC’s rules on auditor independence, the Audit Committee may grant general pre-approval to Audit-related services. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Forms N-SAR and/or N-CSR.

The Audit Committee has pre-approved the Audit-related services in Appendix B.2. All other Audit-related services not listed in Appendix B.2 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

Tax Services

The Audit Committee believes that the Independent Auditors can provide Tax services to the Fund and, to the extent they are Covered Services, the Covered Entities, such as tax compliance, tax planning and tax advice without impairing the auditor’s independence, and the SEC has stated that the Independent Auditors may provide such services.

Pursuant to the preceding paragraph, the Audit Committee has pre-approved the Tax Services in Appendix B.3. All Tax services in Appendix B.3 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

All Other Services

The Audit Committee believes, based on the SEC’s rules prohibiting the Independent Auditors from providing specific non-audit services, that other types of non-audit services are permitted. Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence.

The Audit Committee has pre-approved the All Other services in Appendix B.4. Permissible All Other services not listed in Appendix B.4 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

Pre-Approval Fee Levels or Budgeted Amounts

Pre-approval fee levels or budgeted amounts for all services to be provided by the Independent Auditors will be established annually by the Audit Committee. Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee. The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services.

Procedures

All requests or applications for services to be provided by the Independent Auditors that do not require specific approval by the Audit Committee will be submitted to the Fund’s Chief Financial Officer and must include a detailed description of the services to be rendered. The Fund’s Chief Financial Officer will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee. The Audit Committee will be informed on a timely basis of any such services rendered by the Independent Auditors. Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the

Independent Auditors and the Fund’s Chief Financial Officer, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

The Audit Committee has designated the Fund’s Chief Financial Officer to monitor the performance of all services provided by the Independent Auditors and to determine whether such services are in compliance with this Policy. The Fund’s Chief Financial Officer will report to the Audit Committee on a periodic basis on the results of its monitoring. Both the Fund’s Chief Financial Officer and management will immediately report to the chairman of the Audit Committee any breach of this Policy that comes to the attention of the Fund’s Chief Financial Officer or any member of management.

Additional Requirements

The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the Independent Auditors and to assure the auditor’s independence from the Fund, such as reviewing a formal written statement from the Independent Auditors delineating all relationships between the Independent Auditors and the Fund, consistent with the PCAOB’s Ethics and Independence Rule 3526, and discussing with the Independent Auditors its methods and procedures for ensuring independence.

Covered Entities

Covered Entities include the Fund’s investment adviser(s) and any entity controlling, controlled by or under common control with the Fund’s investment adviser(s) that provides ongoing services to the Fund(s). Beginning with non-audit service contracts entered into on or after May 6, 2003, the Fund’s audit committee must pre-approve non-audit services provided not only to the Fund but also to the Covered Entities if the engagements relate directly to the operations and financial reporting of the Fund. This list of Covered Entities would include:

Morgan Stanley Retail Funds

Morgan Stanley Investment Advisors Inc.

Morgan Stanley & Co. Incorporated

Morgan Stanley DW Inc.

Morgan Stanley Investment Management Inc.

Morgan Stanley Investment Management Limited

Morgan Stanley Investment Management Private Limited

Morgan Stanley Asset & Investment Trust Management Co., Limited

Morgan Stanley Investment Management Company

Morgan Stanley Services Company, Inc.

Morgan Stanley Distributors Inc.

Morgan Stanley Trust FSB

Morgan Stanley Institutional Funds

Morgan Stanley Investment Management Inc.

Morgan Stanley Investment Advisors Inc.

Morgan Stanley Investment Management Limited

Morgan Stanley Investment Management Private Limited

Morgan Stanley Asset & Investment Trust Management Co., Limited

Morgan Stanley Investment Management Company

Morgan Stanley & Co. Incorporated

Morgan Stanley Distribution, Inc.

Morgan Stanley AIP GP LP

Morgan Stanley Alternative Investment Partners LP

Morgan Stanley Services Co.

[Barcode]
MORGAN STANLEY ASIA-PACIFIC FUND, INC.	[Barcode]	C123456789

000004	000000000.000000 ext	000000000.000000 ext
[Barcode]	000000000.000000 ext	000000000.000000 ext
MR A SAMPLE	000000000.000000 ext	000000000.000000 ext
DESIGNATION (IF ANY)
ADD 1	Electronic Voting Instructions
ADD 2	You can vote by Internet or telephone!
ADD 3	Available 24 hours a day, 7 days a week!
ADD 4	Instead of mailing your proxy, you may choose one of the two voting
ADD 5	methods outlined below to vote your proxy.
ADD 6
[Barcode]	VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.
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• Call toll free 1-800-652-VOTE (8683) within the USA,
US territories & Canada any time on a touch tone
Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	X	telephone. There is NO CHARGE to you for the call. • Follow the instructions provided by the recorded message

Annual Meeting Proxy Card	1234 5678 9012 345

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

A	Election of Directors — The Board of Directors recommends a vote FOR all the nominees listed.

1. Nominees	For	Withhold	For	Withhold	For	Withhold	+
01 - Frank L. Bowman	☐	☐	02 - James F. Higgins	☐	☐	03 - Manuel H. Johnson	☐	☐

2. Approval of a recommendation that the Board of Directors act to adopt an interval fund structure for the Fund, as set forth in Proposal No. 2.

For	Against	Withhold
☐	☐	☐

3. To transact such other business as may properly come before the Meeting or any adjournment thereof.

Important Notice Regarding the Availability of Proxy Materials for the Meeting of Stockholders to be held on

June 16, 2010.
The following material is available at https://www.proxy-direct.com/msi20201:
Proxy
Statement

B	Non-Voting Items
Change of Address - Please print new address below

C	Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.		Signature 2 — Please keep signature within the box.
/ /

[Barcode]	C 1234567890 3 0 A V	J N T 0 2 5 6 1 1 1	MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE	+

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

Proxy — MORGAN STANLEY ASIA-PACIFIC FUND, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

The undersigned hereby appoints Stefanie V. Chang Yu and Mary E. Mullin and each of them or their respective designees, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Stockholders to be held at the offices of Morgan Stanley Investment Management, Inc., 522 Fifth Avenue, New York, New York 10036 on June 16, 2010 at 9:30 a.m. New York City time, and at any and all adjournments thereof (the “Meeting”), to vote all Shares of Morgan Stanley Asia-Pacific Fund, Inc. (the “Fund”) which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions indicated herein. This proxy is solicited on behalf of the Board of Directors of the Fund.

This proxy, when properly executed, will be voted in accordance with the instructions marked by the undersigned on the reverse side. If no specification is made, this proxy will be voted “FOR” all of the nominees listed herein and in the discretion of the proxies upon such other business as may properly come before the Meeting.

Please vote, date and sign on the reverse side and return promptly in the enclosed envelope. Your signature and return of this proxy card acknowledges receipt of the accompanying Notice of Meeting and Proxy Statement for the Meeting to be held on June 16, 2010.

[Barcode]
THE MALAYSIA FUND, INC.	[Barcode]	C123456789

000004	000000000.000000 ext	000000000.000000 ext
[Barcode]	000000000.000000 ext	000000000.000000 ext
MR A SAMPLE	000000000.000000 ext	000000000.000000 ext
DESIGNATION (IF ANY)
ADD 1	Electronic Voting Instructions
ADD 2	You can vote by Internet or telephone!
ADD 3	Available 24 hours a day, 7 days a week!
ADD 4	Instead of mailing your proxy, you may choose one of the two voting
ADD 5	methods outlined below to vote your proxy.
ADD 6
[Barcode]	VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.
Proxies submitted by the Internet or telephone must be received by 9:30 a.m., Eastern Time, on June 16, 2010.
Vote by Internet
• Log on to the Internet and go
to
www.investorvote.com/MAY
• Follow the steps outlined on the secured website
Vote by telephone
• Call toll free 1-800-652-VOTE (8683) within the USA,
US territories & Canada any time on a touch tone
Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	X	telephone. There is NO CHARGE to you for the call. • Follow the instructions provided by the recorded message

Annual Meeting Proxy Card	1234 5678 9012 345

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

A	Election of Directors — The Board of Directors recommends a vote FOR all the nominees listed.

1. Nominees:	For	Withhold	For	Withhold	For	Withhold	+
01 - Frank L. Bowman	☐	☐	02 - James F. Higgins	☐	☐	03 - Manuel H. Johnson	☐	☐

2. Approval of a recommendation that the Board of Directors act to adopt an interval fund structure for the Fund, as set forth in Proposal No. 3.

For	Against	Withhold
☐	☐	☐

3. To transact such other business as may properly come before the Meeting or any adjournment thereof.

Important Notice Regarding the Availability of Proxy Materials for the Meeting of Stockholders to be held on June 16, 2010.
The following material is available at https://www.proxy-direct.com/msi20201:

Proxy
Statement

B	Non-Voting Items
Change of Address - Please print new address below

C	Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.		Signature 2 — Please keep signature within the box.
/ /

[Barcode]	C 1234567890 3 0 A V	J N T 0 2 5 6 2 3 1	MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE	+

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

Proxy — THE MALAYSIA FUND, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

The undersigned hereby appoints Stefanie V. Chang Yu and Mary E. Mullin and each of them or their respective designees, with full power of substitution and revocation, as proxies to represent the undersigned at the Annual Meeting of Stockholders to be held at the offices of Morgan Stanley Investment Management, Inc., 522 Fifth Avenue, New York, New York 10036 on June 16, 2010 at 9:30 a.m. New York City time, and at any and all adjournments thereof (the “Meeting”), to vote all Shares of The Malaysia Fund, Inc. (the “Fund”) which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions indicated herein. This proxy is solicited on behalf of the Board of Directors of the Fund.

This proxy, when properly executed, will be voted in accordance with the instructions marked by the undersigned on the reverse side. If no specification is made, this proxy will be voted “FOR” all of the nominees listed herein and in the discretion of the proxies upon such other business as may properly come before the Meeting.

Please vote, date and sign on the reverse side and return promptly in the enclosed envelope. Your signature and return of this proxy card acknowledges receipt of the accompanying Notice of Meeting and Proxy Statement for the Meeting to be held on June 16, 2010.